FNFV Reports 3rd Quarter 2014 Results With Significant Progress on Monetization Efforts and $1.4 Billion Book Value of Portfolio Company Investments, or $15.24 Per Share
Jacksonville, Fla. -- (October 29, 2014) -- FNFV (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc. (NYSE:FNF), today reported operating results for the three-month and nine-month periods ended September 30, 2014.

•	Total revenue of approximately $657 million in the third quarter versus $624 million in the third quarter of 2013

•	Third quarter adjusted diluted EPS of $0.06 versus adjusted diluted EPS of $(0.05) in the third quarter of 2013

•	Adjusted EBITDA of $43 million for the third quarter versus adjusted EBITDA of $31 million for the third quarter of 2013

•	Third quarter FNFV free cash flow used of $(12) million versus $5 million provided in the third quarter of 2013

Restaurant Group

•
Approximately $343 million in total revenue, adjusted EBITDA of $13 million and adjusted EBITDA margin of 3.8% for the third quarter versus approximately $338 million in total revenue, adjusted EBITDA of $13 million and an adjusted EBITDA margin of 3.9% in the third quarter of 2013

•
American Blue Ribbon Holdings generated $296 million in total revenue and a same store sales increase of approximately 1% in the third quarter, with O'Charley's and Ninety Nine achieving approximately 2% same store sales growth, both exceeding the Knapp-Track U. S. Casual Dining Index by more than 200 basis points

•	J. Alexander's produced $47 million in total revenue and same store sales growth of more than 4% in the third quarter

Remy

•	Total revenue of $290 million versus total revenue of $266 million in the third quarter of 2013

•	Adjusted EBITDA of $30 million and adjusted EBITDA margin of 10.3%, versus adjusted EBITDA of $33 million and adjusted EBITDA margin of 12.4% in the third quarter of 2013

Ceridian HCM

•
Third quarter total revenue of approximately $208 million, a 6% decline from the third quarter of 2013, pre-tax loss of $31 million, EBITDA of $22 million, excluding interest and depreciation and amortization and an EBITDA margin of 11%

Digital Insurance

•
Third quarter total revenue of $25 million, a 38% increase over the third quarter of 2013; pre-tax earnings of $0 million, EBITDA of $5 million, excluding interest and depreciation and amortization, a 35% increase over the third quarter of 2013 and a third quarter EBITDA margin of 20%

Monetization Initiatives

•
Announced sale of Comdata to Fleetcor in August 2014; FNFV will indirectly receive approximately 2.3 million shares of Fleetcor common stock at closing, subject to a six-month lockup period; current value of approximately $320 million; closing is expected in the fourth quarter of 2014 and HSR clearance has been received

•	Announced tax-free distribution of Remy common stock in September 2014; current value of approximately $285 million; closing expected in December 2014 or first quarter of 2015

•	J. Alexander's announced filing a registration statement with the SEC related to the proposed initial offering of its common stock in October 2014

•
American Blue Ribbon Holdings completed a leveraged recapitalization in August 2014 that facilitated a $75 million shareholder dividend, with FNFV's share of the dividend being approximately $40 million

“We achieved several important milestones at FNFV this quarter,” said Chairman William P. Foley, II. “The pending sale of Comdata for Fleetcor common shares will bring an attractive investment in an innovative, industry-leading company. The tax-free distribution of Remy common shares provides a tax efficient monetization event for our shareholders. J. Alexander's has begun the IPO process and a publicly traded common stock will provide liquidity and a market valuation for that business. We will continue to seek to maximize the value of the portfolio company investments at FNFV."

Conference Call
We will host a call with investors and analysts to discuss third quarter 2014 results of FNFV on Thursday, October 30, 2014, beginning at 10:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 12:00 p.m. Eastern time on October 30, 2014, through November 6, 2014, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 338004.

About FNF
Fidelity National Financial, Inc. (FNF) is organized into two groups, FNF Core (NYSE: FNF) and FNF Ventures (NYSE: FNFV). Through our Core operations, FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. In addition, in our FNFV group, we own majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC ("ABRH"), J. Alexander’s, LLC ("J. Alexander's"), Remy International, Inc. ("Remy"), Ceridian HCM, Inc. and Comdata Inc. (collectively "Ceridian") and Digital Insurance, Inc. ("Digital Insurance").
More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Remy	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2014
Operating revenue	$660	$290	$343	$27
Interest and investment income	2	—	—	2
Realized gains and losses	(5)	—	—	(5)
Total revenue	657	290	343	24

Personnel costs	61	20	19	22
Other operating expenses	38	16	15	7
Cost of autoparts revenue (Includes depreciation and amortization of $19 million at Remy)	266	266	—	—
Cost of restaurant revenue	296	—	296	—
Depreciation and amortization	18	1	14	3
Interest expense	5	5	2	(2)
Total expenses	684	308	346	30

Pre-tax earnings from continuing operations	$(27)	$(18)	$(3)	$(6)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$5	$—	$—	$5
Transaction costs	3	3	—	—
Other legal matters	20	20	—	—
Purchase price amortization	20	13	3	4
Total non-GAAP adjustments before taxes	$48	$36	$3	$9

Adjusted pre-tax earnings from continuing operations	$21	$18	$—	$3
Adjusted pre-tax margin from continuing operations	3.2%	6.2%	—	10.3%

Purchase price amortization	(20)	(13)	(3)	(4)
Interest expense	5	5	2	(2)
Depreciation and amortization	37	20	14	3

Adjusted EBITDA	$43	$30	$13	$—
Adjusted EBITDA margin	6.5%	10.3%	3.8%	—

FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Remy	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2014

Pre-tax earnings from continuing operations	$(27)	$(18)	$(3)	$(6)

Income tax expense	(14)	(6)	—	(8)
Earnings (loss) from equity investments	(8)	—	—	(8)
Non-controlling interests	(9)	(7)	(2)	—

Net earnings attributable to FNFV common shareholders	$(12)	$(5)	$(1)	$(6)

EPS attributable to FNFV common shareholders - basic	$(0.13)	$(0.05)	$(0.01)	$(0.07)
EPS attributable to FNFV common shareholders - diluted	$(0.13)	$(0.05)	$(0.01)	$(0.07)

FNFV weighted average shares - basic	92
FNFV weighted average shares - diluted	93

Total non-GAAP, pre-tax adjustments	48	36	3	9
Income taxes on non-GAAP adjustments	(18)	(14)	(1)	(3)
Noncontrolling interest on non-GAAP adjustments	(12)	(11)	(1)	—
Total non-GAAP adjustments	18	11	1	6

Adjusted net earnings attributable to FNFV common shareholders	$6	$6	$—	$—

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.06	$0.06	$—	$—

Cash flows provided by operations:	$3
Non-GAAP adjustments:
Other legal matters	16
Total non-GAAP adjustments	16

Adjusted cash flows from operations	19
Capital expenditures	31
Free cash flow	$(12)

FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Remy	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2013
Operating revenue	$624	$266	$336	$22
Interest and investment income	(1)	1	—	(2)
Realized gains and losses	1	(1)	2	—
Total revenue	624	266	338	20

Personnel costs	67	19	16	32
Other operating expenses	29	11	15	3
Cost of autoparts revenue (Includes depreciation and amortization of $19 million at Remy)	223	223	—	—
Cost of restaurant revenue	292	—	292	—
Depreciation and amortization	20	1	13	6
Interest expense	7	6	2	(1)
Total expenses	638	260	338	40

Pre-tax earnings from continuing operations	$(14)	$6	$—	$(20)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$(1)	$1	$(2)	$—
Purchase price amortization	17	12	2	3
Total non-GAAP adjustments before taxes	$16	$13	$—	$3

Adjusted pre-tax earnings from continuing operations	$2	$19	$—	$(17)
Adjusted pre-tax margin from continuing operations	0.3%	7.1%	—	—

Purchase price amortization	(17)	(12)	(2)	(3)
Interest expense	7	6	2	(1)
Depreciation and amortization	39	20	13	6

Adjusted EBITDA	$31	$33	$13	$(15)
Adjusted EBITDA margin	5.0%	12.4%	3.9%	—

FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Remy	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2013

Pre-tax earnings from continuing operations	$(14)	$6	$—	$(20)

Income tax expense	(11)	1	—	(12)
Earnings (loss) from equity investments	(15)	(2)	—	(13)
Earnings from discontinued operations, net of tax	1	—	1	—
Non-controlling interests	—	1	—	(1)

Net earnings attributable to Old FNF common shareholders	$(17)	$2	$1	$(20)

EPS attributable to Old FNF common shareholders - basic	$(0.08)	$0.01	$—	$(0.09)
EPS attributable to Old FNF common shareholders - diluted	$(0.07)	$0.01	$—	$(0.08)

Old FNF weighted average shares - basic	$226
Old FNF weighted average shares - diluted	$230

Total non-GAAP, pre-tax adjustments	16	13	—	3
Income taxes on non-GAAP adjustments	(5)	(4)	—	(1)
Noncontrolling interest on non-GAAP adjustments	(5)	(4)	(1)	—
Total non-GAAP adjustments	6	5	(1)	2

Adjusted net earnings attributable to Old FNF common shareholders	$(11)	$7	$—	$(18)

Adjusted EPS attributable to Old FNF common shareholders - diluted	$(0.05)	$0.03	$—	$(0.08)

Cash flows provided by operations:	$24
Capital expenditures	19
Free cash flow	$5

 FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Remy	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2014
Operating revenue	$2,029	$892	$1,055	$82
Interest and investment income	6	1	—	5
Realized gains and losses	(6)	—	(1)	(5)
Total revenue	2,029	893	1,054	82

Personnel costs	176	63	52	61
Other operating expenses	103	40	46	17
Cost of autoparts revenue (Includes depreciation and amortization of $51 million at Remy)	771	771	—	—
Cost of restaurant revenue	899	—	899	—
Depreciation and amortization	52	3	39	10
Interest expense	18	16	5	(3)
Total expenses	2,019	893	1,041	85

Pre-tax earnings from continuing operations	$10	$—	$13	$(3)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$6	$—	$1	$5
Transaction costs	3	3	—	—
Other legal accruals	20	20	—	—
Purchase price amortization	55	36	11	8
Total non-GAAP adjustments before taxes	$84	$59	$12	$13

Adjusted pre-tax earnings from continuing operations	$94	$59	$25	$10
Adjusted pre-tax margin from continuing operations	4.6%	6.6%	2.4%	11.5%

Purchase price amortization	(55)	(36)	(11)	(8)
Interest expense	18	16	5	(3)
Depreciation and amortization	103	54	39	10

Adjusted EBITDA	$160	$93	$58	$9
Adjusted EBITDA margin	7.9%	10.4%	5.5%	10.3%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Remy	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2014

Pre-tax earnings from continuing operations	$10	$—	$13	$(3)

Income tax expense	(13)	—	—	(13)
Earnings (loss) from equity investments	(46)	—	—	(46)
Non-controlling interests	1	(2)	4	(1)

Net earnings attributable to FNF common shareholders	$(24)	$2	$9	$(35)

EPS attributable to Old FNF common shareholders - basic	$(0.04)	$0.03	$0.04	$(0.11)
EPS attributable to Old FNF common shareholders - diluted	$(0.04)	$0.02	$0.04	$(0.10)

Old FNF weighted average shares - basic	275
Old FNF weighted average shares - diluted	282

EPS attributable to FNFV group common shareholders - basic	$(0.13)	$(0.05)	$(0.01)	$(0.07)
EPS attributable to FNFV group common shareholders - diluted	$(0.13)	$(0.05)	$(0.01)	$(0.07)

FNFV weighted average shares - basic	31
FNFV weighted average shares - diluted	31
FNFV actual shares outstanding as of September 30, 2014	93

Total Non-GAAP, pre-tax adjustments	84	59	12	13
Income taxes on non-GAAP adjustments	(30)	(22)	(3)	(5)
Ceridian legal settlement, net of tax	21	—	—	21
Noncontrolling interest on non-GAAP adjustments	(23)	(18)	(5)	—
Total non-GAAP adjustments	52	19	4	29

Total adjusted net earnings attributable to FNFV	$28	$21	$13	$(6)

Total adjusted EPS attributable to FNFV shareholders - diluted*	$0.30	$0.23	$0.14	$(0.06)
* Adjusted EPS is presented as if 93M shares of FNFV group common stock were outstanding for the entire nine months

Cash flows used in operations:	$(11)
Non-GAAP adjustments:
Other legal matters	16
Total non-GAAP adjustments	16

Adjusted cash flows from operations	5
Capital expenditures	64
Free cash flow	$(59)

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Remy	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2013
Operating revenue	$1,933	$834	$1,037	$62
Interest and investment income	1	1	—	—
Realized gains and losses	(4)	(4)	—	—
Total revenue	1,930	831	1,037	62

Personnel costs	189	65	47	77
Other operating expenses	98	36	50	12
Cost of autoparts revenue (Includes depreciation and amortization of $55 million at Remy)	704	704	—	—
Cost of restaurant revenue	889	—	889	—
Depreciation and amortization	54	3	40	11
Interest expense	19	16	6	(3)
Total expenses	1,953	824	1,032	97

Pre-tax earnings from continuing operations	$(23)	$7	$5	$(35)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$4	$4	$—	$—
Executive severance	7	7	—	—
Purchase price amortization	57	41	8	8
Total non-GAAP adjustments before taxes	$68	$52	$8	$8

Adjusted pre-tax earnings from continuing operations	$45	$59	$13	$(27)
Adjusted pre-tax margin from continuing operations	2.3%	7.1%	1.3%	—

Purchase price amortization	(57)	(41)	(8)	(8)
Interest expense	19	16	6	(3)
Depreciation and amortization	109	58	40	11

Adjusted EBITDA	$116	$92	$51	$(27)
Adjusted EBITDA margin	6.0%	11.0%	4.9%	—

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Remy	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2013

Pre-tax earnings from continuing operations	$(23)	$7	$5	$(35)

Income tax expense	(27)	2	(1)	(28)
Earnings (loss) from equity investments	(24)	—	—	(24)
Earnings (loss) from discontinued operations, net of tax	(3)	—	(3)	—
Non-controlling interests	4	4	1	(1)

Net earnings attributable to Old FNF common shareholders	$(27)	$1	$2	$(30)

EPS attributable to Old FNF common shareholders - basic	$(0.12)	$—	$0.01	$(0.13)
EPS attributable to Old FNF common shareholders - diluted	$(0.12)	$—	$0.01	$(0.13)

Weighted average shares - basic	225
Weighted average shares - diluted	230

Total non-GAAP, pre-tax adjustments	68	52	8	8
Income taxes on non-GAAP adjustments	(20)	(17)	—	(3)
Noncontrolling interest on non-GAAP adjustments	(19)	(15)	(4)	—
Total non-GAAP adjustments	29	20	4	5

Adjusted net earnings attributable to Old FNF common shareholders	$2	$21	$6	$(25)

Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.01	$0.09	$0.03	$(0.11)

Cash flows provided by operations:	$46
Non-GAAP adjustments:
Severance costs related to acquisition of LPS	7
Total non-GAAP adjustments	7

Adjusted cash flows from operations	53
Capital expenditures	60
Free cash flow	$(7)

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNFV September 30, 2014	FNFV December 31, 2013
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$593	$559
Goodwill	483	462
Total assets	2,778	2,616
Notes payable	467	452
Non-controlling interest	428	465
Total equity	1,844	1,639

	FNF Core	FNFV	Intercompany Eliminations	Consolidated September 30, 2014	Consolidated December 31, 2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,494	$593	$(29)	$5,058	$5,761
Goodwill	4,489	483	—	4,792	1,901
Title plant	395	—	—	395	370
Total assets	12,041	2,778	(29)	14,790	10,529
Notes payable	2,802	467	(29)	3,240	1,323
Reserve for title claim losses	1,640	—	—	1,640	1,636
Secured trust deposits	722	—	—	722	588
Redeemable non-controlling interests	687	—	—	687	—
Non-redeemable non-controlling interests	(58)	428	—	370	474
Total equity	5,197	1,844	—	7,041	5,535

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2014
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$465	$465	$—	$1,249	$1,249	$—
Agency title premiums	528	528	—	1,450	1,450	—
Total title premiums	993	993	—	2,699	2,699	—
Escrow, title-related and other fees	735	708	27	2,097	2,015	82
Total title and escrow and other	1,728	1,701	27	4,796	4,714	82

Restaurant revenue	343	—	343	1,055	—	1,055
Remy revenue	290	—	290	892	—	892
Interest and investment income	29	27	2	94	88	6
Realized gains and losses	(7)	(2)	(5)	(6)	—	(6)
Total revenue	2,383	1,726	657	6,831	4,802	2,029

Personnel costs	645	584	61	1,950	1,774	176
Other operating expenses	428	390	38	1,289	1,186	103
Cost of Remy revenue (includes $19 and $51 of D&A, respectively)	266	—	266	771	—	771
Cost of restaurant revenue	296	—	296	899	—	899
Agent commissions	396	396	—	1,098	1,098	—
Depreciation and amortization	102	84	18	305	253	52
Title claim loss expense	59	59	—	169	169	—
Interest expense	37	32	5	111	93	18
Total expenses	2,229	1,545	684	6,592	4,573	2,019

Earnings from continuing operations before taxes	154	181	(27)	239	229	10
Income tax expense	59	73	(14)	79	92	(13)
Earnings from continuing operations before equity investments	95	108	(13)	160	137	23
Loss from equity investments	(7)	1	(8)	(43)	3	(46)
Net earnings from continuing operations	88	109	(21)	117	140	(23)
Loss from discontinued operations, net of tax	—	—	—	(1)	(1)	—
Net earnings	88	109	(21)	116	139	(23)
Non-controlling interests	(14)	(5)	(9)	(75)	(76)	1
Net earnings attributable to common shareholders	$102	$114	$(12)	$191	$215	$(24)

Cash flows provided by (used in) operations	295	292	3	284	295	(11)

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2013			September 30, 2013
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$472	$472	$—	$1,377	$1,377	$—
Agency title premiums	630	630	—	1,779	1,779	—
Total title premiums	1,102	1,102	—	3,156	3,156	—
Escrow, title-related and other fees	437	415	22	1,361	1,299	62
Total title and escrow and other	1,539	1,517	22	4,517	4,455	62

Restaurant revenue	336	—	336	1,037	—	1,037
Remy revenue	266	—	266	834	—	834
Interest and investment income	29	30	(1)	99	98	1
Realized gains and losses	4	3	1	7	11	(4)
Total revenue	2,174	1,550	624	6,494	4,564	1,930

Personnel costs	546	479	67	1,611	1,422	189
Other operating expenses	329	300	29	1,020	922	98
Cost of Remy revenue (includes $19 and $55 of D&A, respectively)	223	—	223	704	—	704
Cost of restaurant revenue	292	—	292	889	—	889
Agent commissions	482	482	—	1,352	1,352	—
Depreciation and amortization	36	16	20	104	50	54
Title claim loss expense	77	77	—	221	221	—
Interest expense	27	20	7	71	52	19
Total expenses	2,012	1,374	638	5,972	4,019	1,953

Earnings from continuing operations before taxes	162	176	(14)	522	545	(23)
Income tax expense	52	63	(11)	170	197	(27)
Earnings from continuing operations before equity investments	110	113	(3)	352	348	4
Loss from equity investments	(14)	1	(15)	(20)	4	(24)
Net earnings from continuing operations	96	114	(18)	332	352	(20)
Loss from discontinued operations, net of tax	—	(1)	1	(2)	1	(3)
Net earnings	96	113	(17)	330	353	(23)
Non-controlling interests	2	2	—	8	4	4
Net earnings attributable to common shareholders	$94	$111	$(17)	$322	$349	$(27)

Cash flows provided by (used in) operations	129	105	24	344	298	46

###